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                                                                                                                    EXHIBIT 99.2

                                         OFFICE OF THE UNITED STATES TRUSTEE

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
In re:                                                           DEBTOR IN POSSESSION OPERATING REPORT
Casmyn Corp., a Colorado Corporation
28720 Canwood Street, Suite 207                                  Report Number:        1
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Agoura Hills, CA 91301                   Debtor,                 For the Period FROM:  12/07/99
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Chapter 11 Case No:  SV 99-23968-AG                                                   TO:        12/31/99         Amended
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1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                                              $0
          Other Operating Revenues                                                                  0
                                                                                          ------------
          Gross Profit                                                                                                       $0
           Less Operating Expenses:
                Officer Compensation
                Compensation and Fees - Others                                                  2,098
                                                                                          ------------
                   Total Compensation                                                                                    (2,098)
                Rent and Lease Exp. (Real Property and Personal Property)
                Insurance                                                                       4,821
                Utilities (Gas, Electricity, Water Telephone, etc.)                             1,395
                Depreciation and Amortization
                Filing Fees                                                                       187
                Repairs and Maintenance                                                           150
                Publications                                                                      143
                Professional Services:
                  Accounting
                  Legal
                Shareholder Related                                                               170
                Supplies, Office Expenses, Photocopies, etc.                                    3,359
                Travel and Entertainment                                                        7,616
                Transfers to S.A./Zimbabwe                                                     13,333
                Miscellaneous Operating Expenses:
                  Bankruptcy Related                                                          128,688
                  Total Operating Expenses                                                                             (159,862)
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                       Net Gain/Loss from Business Operations                                                          (161,960)
     B.  Not related to Business Operations:
          Income:
                Interest Income                                                                14,050
                Other Non-Operating Revenues                                                       73
                                                                                          ------------
                Total Non-Operating Income                                                                               14,123
          Expenses Not Related to Business Operations:

                Legal and Professional Fees
            Total Non-Operating Expenses

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NET INCOME/LOSS FOR PERIOD                                                                                            ($147,837)
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